SUPPLEMENT DATED DECEMBER 15, 2017 TO
                     THE PROSPECTUS DATED DECEMBER 11, 2017

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 1699

 UBS Opportunistic Equity Income List: Equity Advisory Group, 2017-4, Series 11
                              File No. 333-221185


     Notwithstanding anything to the contrary in the Prospectus, the security weightings on the "Trust Portfolio" pages correctly represent the trust's portfolio. The trust's securities are not equally weighted and will not be equally weighted if additional units are created. Additionally, the last paragraph under the "Security Selection" section is hereby replaced with the following:

          The securities in the final portfolio for the trust will not be concentrated in any Global Industry Classification
     Standard sector.


                       Please keep for future reference.